SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 6, 2002


                          PRIMESOURCE HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in its Charter)

      MASSACHUSETTS                  1-14961                    04-2741310
 (State of Other Jurisdiction    (Commission File           (I.R.S. Employer
     of Incorporation)               Number)                 Identification No.)



                 3700 E. Columbia Street, Tucson, Arizona 85714
               (Address of Principal Executive Offices) (Zip Code)

                                 (520) 512-1100
               Registrant's Telephone Number, including area code

Item 5.  Other Events.

          On August 6, 2002, PrimeSource Healthcare, Inc. (the "Company"), consummated the transactions contemplated by the Conversion and Exchange Agreement, dated as of August 6, 2002 (the "Conversion and Exchange Agreement"). Pursuant to the terms of the Conversion and Exchange Agreement, the Company consummated the following transactions: (i) all of the Company's previously outstanding Series C Convertible Preferred Stock, par value $1.00 per share (the "Series C Preferred Stock"), were converted into an aggregate of 9,513,797 shares of Company common stock, par value $.01 per share ("Common Stock"), and warrants to purchase an aggregate of 7,390,614 shares of Common Stock at a nominal exercise price; (ii) all of the Company's previously outstanding Series F Convertible Redeemable Preferred Stock, no par value (the "Series F Preferred Stock"), were converted into an aggregate of 5,221,248 shares of Common Stock and warrants to purchase an aggregate of 1,614,560 shares of Common Stock at a nominal exercise price; and (iii) subsequent to the conversion of the Series C Preferred Stock and the Series F Preferred Stock, the Company's Series E Convertible Preferred Stock, no par value (the "Series E Preferred Stock"), were exchanged for an aggregate of 101,563 shares of Company Series G Convertible Redeemable Preferred Stock, no par value (the "Series G Preferred Stock"), and warrants to purchase an aggregate of 817,000 shares of Common Stock at a nominal exercise price. Upon consummation of the transactions contemplated by the Conversion and Exchange Agreement, the Series C Preferred Stock, Series F Preferred Stock and Series E Preferred Stock ceased to be outstanding. In connection with the issuance of the Series G Preferred Stock pursuant to the Conversion and Exchange Agreement, the Company amended and restated its By-laws (the "By-laws") as set forth in Exhibit 3.2 hereto.

          Subsequent to the consummation of the transactions contemplated by the Conversion and Exchange Agreement, the Company entered into a Purchase
Agreement,  dated as of  August 6, 2002  (the  "Purchase  Agreement"),  with the
Initial Purchasers named in Schedule I thereto. Pursuant to the Purchase Agreement, the Company issued and sold 70,452 shares of Series G Preferred Stock and warrants to purchase an aggregate of 3,300,000 shares of Common Stock at a nominal exercise price, all for an aggregate consideration of $2,254,464. In addition, subject to the terms and conditions of the Purchase Agreement, the Company may issue and sell up to an additional aggregate 50,486 shares of Series G Preferred Stock at three possible subsequent closing dates. Each share of Series G Preferred Stock is, in accordance with the terms set forth in the Certificate of Vote establishing the Series G Preferred Stock (the "Certificate of Vote"), convertible into one-hundred (100) shares of Common Stock, subject to adjustment, and has the ability to vote with the Common Stock on an as-converted basis. In connection with the execution of the Purchase Agreement, the Company entered into a Co-Sale Agreement (the "Co-Sale Agreement") and Second Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement"), each dated as of August 6, 2002.

          Also on August 6, 2002, the Company entered into amendments to its credit facilities. The Company and its wholly owned subsidiary, PrimeSource Surgical, Inc., entered into a Fourth Amendment to the Amended and Restated Credit Agreement, dated as of August 6, 2002 (the "Citizens Amendment"), with Citizens Bank of Massachusetts ("Citizens"). Pursuant to the Citizens Amendment, the maturity date of the revolving line of credit under PrimeSource Surgical's credit agreement with Citizens was extended to March 31, 2004, the maturity date of its term loan under the Citizen's credit agreement was extended to December 31, 2003, and certain other changes were made as set forth in Exhibit 99.3 hereto. The Company also entered into a Second Amendment and Waiver, dated as of August 6, 2002 (the "ARK Amendment"), of the Amended and Restated Loan and Security Agreement, dated as of March 2, 2001, among the Company, the Guarantors thereto and ARK CLO 2000-1, LIMITED ("ARK"). Pursuant to the ARK Amendment, ARK waived and amended certain provisions under the Company's line of credit with ARK, as set forth in Exhibit 99.4 hereto.

          The Company's Board of Directors, also on August 6, 2002, appointed Bradford C. Walker as the Company's Chief Executive Officer, in addition to his position as President of the Company. Mr. Walker will act as full-time Chief Executive Officer and President of the Company.

          Each of the Conversion and Exchange Agreement, the By-laws, the Purchase Agreement, the Certificate of Vote, the Co-Sale Agreement, the Registration Rights Agreement, the Citizens Amendment and the ARK Amendment is attached hereto and is hereby incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

     3.1 Certificate of Vote of Directors Establishing a Series or a Class of Stock, as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts on August 6, 2002 (Series G Convertible Redeemable Preferred Stock).

     3.2       Amended and Restated By-laws of PrimeSource Healthcare, Inc.

     4.1       Co-Sale  Agreement,  dated as of  August  6,  2002,  by and among
               PrimeSource   Healthcare,   Inc.   and  the  persons   listed  as
               Stockholders on the signature pages thereto.

     4.2 Second Amended and Restated Registration Rights Agreement, dated as of August 6, 2002, by and among PrimeSource Healthcare, Inc. and the persons listed as Stockholders on the signature pages thereto.

     99.1 Conversion and Exchange Agreement, dated as of August 6, 2002, by and among PrimeSource Healthcare, Inc. and the persons listed in the signature pages thereto.

     99.2 Purchase Agreement, dated as of August 6, 2002, among PrimeSource Healthcare, Inc. and the Initial Purchasers named in Schedule I thereto.

     99.3 Fourth Amendment to Amended and Restated Credit Agreement, dated as of August 6, 2002, among PrimeSource Surgical, Inc., Bimeco, Inc., Ruby Merger Sub, Inc., PrimeSource Healthcare, Inc. and Citizens Bank of Massachusetts.

     99.4 Second Amendment and Waiver, dated as of August 6, 2002, of the Amended and Restated Loan and Security Agreement, dated as of March 2, 2001, among the Company, the Guarantors thereto and ARK CLO 2000-1, LIMITED.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRIMESOURCE HEALTHCARE, INC.



                                   By:     /s/  Bradford C. Walker
                                           -----------------------------------
                                   Name:   Bradford C. Walker
                                   Title:  President and Chief Executive Officer



DATED:  August 8, 2002

                          PRIMESOURCE HEALTHCARE, INC.

                            Exhibit Index to Form 8-K


Exhibit No.


     3.1 Certificate of Vote of Directors Establishing a Series or a Class of Stock, as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts on August 6, 2002 (Series G Convertible Redeemable Preferred Stock).

     3.2       Amended and Restated By-laws of PrimeSource Healthcare, Inc.

     4.1       Co-Sale  Agreement,  dated as of  August  6,  2002,  by and among
               PrimeSource   Healthcare,   Inc.   and  the  persons   listed  as
               Stockholders on the signature pages thereto.

     4.2 Second Amended and Restated Registration Rights Agreement, dated as of August 6, 2002, by and among PrimeSource Healthcare, Inc. and the persons listed as Stockholders on the signature pages thereto.

     99.1 Conversion and Exchange Agreement, dated as of August 6, 2002, by and among PrimeSource Healthcare, Inc. and the persons listed in the signature pages thereto.

     99.2 Purchase Agreement, dated as of August 6, 2002, among PrimeSource Healthcare, Inc. and the Initial Purchasers named in Schedule I thereto.

     99.3 Fourth Amendment to Amended and Restated Credit Agreement, dated as of August 6, 2002, among PrimeSource Surgical, Inc., Bimeco, Inc., Ruby Merger Sub, Inc., PrimeSource Healthcare, Inc. and Citizens Bank of Massachusetts.

     99.4 Second Amendment and Waiver, dated as of August 6, 2002, of the Amended and Restated Loan and Security Agreement, dated as of March 2, 2001, among the Company, the Guarantors thereto and ARK CLO 2000-1, LIMITED.